Revenue	9 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue

Note 6 - Revenue

Disaggregation of Revenue

The Company presents and discusses revenues by customer location. The Company believes this disaggregation best depicts how the nature, amount, timing and uncertainty of our revenues and cash flows are affected by industry, market and other economic factors.

The following table shows the disaggregation of the Company’s revenues by major customer location. Revenues are attributed to geographic regions based upon billed client location. Substantially all of the revenue in our North America region relates to operations in the United States.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
North America	$14,533	$11,761	$40,899	$35,739
Asia Pacific and Other	4,364	930	11,906	2,288
Total revenue	$18,897	$12,691	$52,805	$38,027

Contract balances

Contract assets comprise amounts where the Company’s right to bill is contingent on something other than the passage of time. As of December 31, 2023 and March 31, 2023, the Company’s contract assets were $1,564 and $0, respectively, and were recorded within “Prepaid expenses and other current assets”, net of allowance for credit losses, on the condensed consolidated balance sheets.

Contract liabilities, or deferred revenue, comprise amounts collected from the Company’s customers for revenues not yet earned and amounts which are anticipated to be recorded as revenues when services are performed. The amount of revenue recognized in the nine months ended December 31, 2023 and 2022 that was included in deferred revenue at the beginning of each period was $181 and $228, respectively.

As of December 31, 2023 and March 31, 2023 the Company’s deferred revenue was $155 and $193, respectively, and was recorded within “Other current liabilities” on the condensed consolidated balance sheets. There was no deferred revenue classified as non-current as of December 31, 2023 and March 31, 2023.